EXECUTION COPY



        MASTER AMENDMENT TO LOAN AND
SECURITY AGREEMENTS


          This MASTER AMENDMENT TO
LOAN AND SECURITY AGREEMENTS
("Amendment") dated as of March 19,
1997 is entered into between AEGIS
CONSUMER FINANCE, INC., a Delaware
corporation ("ACF"), AEGIS AUTO
FINANCE, INC. ("AAF") (AAF and ACF
are sometimes referred to
hereinafter individually as a
"Borrower" and collectively as the
"Borrowers") and III FINANCE LTD.,
a Cayman Islands company
("Lender").

          Reference is hereby made
to the following agreements:

          (i)   that certain Loan
     and Security Agreement dated
     as of August 11, 1994 between
     ACF and the Lender, as amended
     (the "First ACF Loan
     Agreement");

          (ii)  that certain Loan
     and Security Agreement dated
     as of September 28, 1994
     between ACF and the Lender, as
     amended (the "Second ACF Loan
     Agreement");

          (iii)  that certain Loan
     and Security Agreement dated
     as of December 22, 1994
     between ACF and the Lender, as
     amended (the "Third ACF Loan
     Agreement"); and

          (iv)  that certain Loan
     and Security Agreement dated
     as of March 22, 1995 between
     ACF and the Lender, as amended
     (the "Fourth ACF Loan
     Agreement");

          (v)  that certain Loan
     and Security Agreement dated
     as of June 20, 1995 between
     Aegis Auto Finance, Inc.,
     ("AAF") and the Lender (the
     "First AAF Loan Agreement");

          (vi)  that certain Loan
     and Security Agreement dated
     as of September 25, 1995
     between AAF and the Lender
     (the "Second AAF Loan
     Agreement");

          (vii)     that certain
     Loan and Security Agreement
     dated as of December 20, 1995
     between AAF and the Lender
     (the "Third AAF Loan
     Agreement");

          (viii)  that certain Loan
     and Security Agreement dated
     as of March 22, 1996 between
     AAF and the Lender (the
     "Fourth AAF Loan Agreement");

          (ix)  that certain Loan
     and Security Agreement dated
     as of June 25, 1996 between
     AAF and the Lender (the "Fifth
     AAF Loan Agreement");

          (xi)  that certain Loan
     and Security Agreement dated
     as of September 12, 1996
     between AAF and the Lender
     (the "Sixth AAF Loan
     Agreement"); and

          (xii)  that certain Loan
     and Security Agreement dated
     as of May 20, 1996 between AAF
     and the Lender (the "AAF/MBIA
     Loan Agreement").

The First ACF Loan Agreement, the
Second ACF Loan Agreement, the
Third ACF Loan Agreement and the
Fourth ACF Loan Agreement are
sometimes referred to herein
collectively as the "ACF Loan
Agreements" and individually as an
"ACF Loan Agreement".  The First
AAF Loan Agreement, the Second AAF
Loan Agreement, the Third AAF Loan
Agreement, the Fourth AAF Loan
Agreement, the Fifth AAF Loan
Agreement, the Sixth AAF Loan
Agreement and the AAF/MBIA Loan
Agreement are sometimes referred to
herein collectively as the "AAF
Loan Agreements" and individually
as an "AAF Loan Agreement".  The
ACF Loan Agreements and the AAF
Loan Agreements are sometimes
referred to herein collectively as
the "Loan Agreements" and each ACF
Loan Agreement and AAF Loan
Agreement is sometimes referred to
herein individually as a "Loan
Agreement".

          Reference is also made to
that certain Loan and Security
Agreement dated as of November 8,
1993, as amended from time to time
(as so amended, the "Warehouse Loan
Agreement"), among Aegis Capital
Markets, Inc. ("Aegis Capital"),
Aegis Acceptance Corp. ("AAC"), AAF
and III Finance Ltd.

          The Borrowers and the
Lender have agreed to amend the
Loan Agreements as hereinafter set
forth.

          SECTION 1.  Amendments to
the Loan Agreements.  The Loan
Agreements are, effective the date
hereof and subject to the
satisfaction of the conditions
precedent set forth in Section 2
hereof, hereby amended as follows:

          1.1  Amendment to Loan
Agreements.  Notwithstanding
anything to the contrary in the
Loan Agreements, no further
advances shall be made under any of
the Loan Agreements.

          1.2  Amendment by
Incorporation.  In addition, each
of the Loan Agreements shall be
amended by incorporating by
reference the following provisions
of the Warehouse Loan Agreement
(which provisions shall only be
applicable to the Obligations (as
defined in the Warehouse Agreement)
which are being assumed by the
Borrowers pursuant to Section 3 of
this Amendment):  Sections 1.1,
1.2, 1.3, 1.4, 1.5, 2.3, 2.4, 2.5,
5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7,
5.8, 5.9, 5.10, 5.11, 5.12, 5.13,
5.14, 6.1, 6.3, 6.4, 6.5, 6.6, 6.7,
6.8, 6.9, 7.1, 7.2, 8.1, 8.2, 8.3,
8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10,
8.11, 8.12 and 8.13 (the
"Incorporated Provisions").

          1.3  AAF and ACF as
Borrower.  AAF and ACF shall be a
"Borrower" (as that term is used in
the Incorporated Provisions) for
purposes of the Incorporated
Provisions.

          1.4  Amendments to
Certain Incorporated Provisions.
Section 2.3 of the Incorporated
Provisions is amended in full to
read as follows:

          "Section 2.3  Note.  Upon
          the assumption of the
          Obligations by AAF and
          ACF, the Borrowers shall
          execute and deliver to
          Lender an Amended and
          Restated Note to evidence
          the aggregate amount of
          all Loans outstanding at
          such time.  The Amended
          and Restated Note shall
          be dated March 19, 1997
          and shall mature on the
          Termination Date.  Lender
          is hereby authorized to
          endorse each repayment or
          prepayment of principal
          thereof on the schedule
          attached to and
          constituting a part of
          the Note, which
          endorsement shall
          constitute prima facie
          evidence of the accuracy
          of the information so
          endorsed; provided, that
          failure by Lender to make
          such endorsement shall
          not affect the
          obligations of Borrowers
          hereunder or under the
          Note.  In lieu of
          endorsing such schedule,
          Lender is hereby
          authorized, at its
          option, to record such
          repayments or prepayments
          in its books and records,
          such books and records
          constituting prima facie
          evidence of the accuracy
          of the information
          contained therein."

Section 2.4(a) of the Incorporated
Provisions is amended in full to
read as follows:

          "Section 2.4  Interest.
          (a) Borrowers hereby
          jointly and severally
          promise to pay to Lender
          interest, quarterly in
          arrears on the last
          Business Day of each
          calendar quarter and on
          the date of any principal
          prepayment hereunder
          pursuant to Sections 2.5
          and 7.1, on the unpaid
          principal amount of each
          Loan for the period
          commencing on the date
          such Loan was made until,
          but not including, the
          date such Loan shall be
          paid in full.  Except as
          otherwise provided in
          Section 2.4(b) below, all
          Loans (including Hedging
          Advances) shall bear
          interest at a rate per
          annum equal to 12%.  Each
          interest payment shall be
          computed on the basis of
          a 360-day year for the
          actual number of days
          elapsed."

          SECTION 2.  Conditions
Precedent.  This Amendment shall
become effective and be deemed
effective as of the date first
above written, if, and only if, (a)
the outstanding Obligations (as
defined in Section 1.1 of the
Warehouse Loan Agreement) shall
have been paid down to
$23,357,834.12 and (b) the Lender
shall have received the following:

          (i)   counterpart
     signature pages of this
     Amendment, executed by each of
     the parties hereto;

          (ii)  the acknowledgment
     to this Amendment executed by
     The Aegis Consumer Funding
     Group, Inc.; and

          (iii) the assignment
     agreement executed by Aegis
     Capital, AAC and AAF.

          SECTION 3. Assumption and
Affirmation.  Each of AAF and ACF
hereby (i) assumes all Obligations
(as such term is defined in Section
1.1 of the Incorporated
Provisions), (ii) agrees to be
bound by all terms of the
Incorporated Provisions as if it
was a "Borrower" thereunder and
(iii) reaffirms the security
interest granted to III Finance
Ltd. in the Collateral pursuant to
Section 6.1 of the Incorporated
Provisions.

          SECTION 4.  Covenants,
Representations and Warranties of
the Borrowers.

          4.1  Upon the
effectiveness of this Amendment,
each Borrower hereby reaffirms all
covenants, representations and
warranties made by it in the Loan
Agreements to the extent the same
are not amended hereby and agrees
that all such covenants,
representations and warranties
shall be deemed to have been re-
made as of the effective date of
this Amendment.

          4.2  Each Borrower hereby
represents and warrants that this
Amendment constitutes its legal,
valid and binding obligation,
enforceable against such Borrower
in accordance with its terms.

          SECTION 5.  Reference to
and Effect on the Loan Agreements.

          5.1  Upon the effectiveness of
 this Amendment, each reference in each of the Loan Agreements to "this Agreement",
 "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to such Loan Agreement, as amended hereby, and each reference to each such Loan
 Agreement in any other document, instrument or agreement executed and/or delivered in connection with such Loan Agreement shall mean and be a reference to such Loan
 Agreement as amended hereby.

          5.2  Except as specifically
 amended above, each Loan Agreement and all other agreements, documents and instruments executed and/or delivered in connection with any Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          5.3  The execution, delivery and
 effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any Loan
 Agreement or any other agreement, document or instrument executed in connection with any Loan Agreement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6.  Execution in
 Counterparts.  This Amendment may be
 executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Governing Law.  This
 Amendment shall be governed by and
 construed in accordance with the laws of the State of New York.

          SECTION 8.  Headings.  Section
 headings in this Amendment are included
 herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties
 hereto have caused this Amendment to be
 executed by their respective officers
 thereunto duly authorized as of the date first above written.


                              III FINANCE
 LTD.


 By______________________________
                                Name:
                                Title:

                              AEGIS
 CONSUMER FINANCE, INC.


 By______________________________
                                Name:
                                Title:

                              AEGIS AUTO
 FINANCE, INC.


 By______________________________
                                Name:
                                Title:

       ACKNOWLEDGMENT TO MASTER AMENDMENT TO
            LOAN AND SECURITY AGREEMENTS

          The Aegis Consumer Funding Group,
 Inc., formerly known as CapStar Consumer
 Finance, Inc., hereby consents to the
 agreements of the Lender and the Borrowers contained in the foregoing Master Amendment to Loan and Security Agreements, and reaffirms all of its obligations under each of its Guaranties executed by it in connection with each of the Loan
 Agreements, which Guaranties shall remain in full force and effect, before and after giving effect to the amendments described hereinabove, and each such Guaranty is hereby ratified and confirmed.

                         THE AEGIS CONSUMER
 FUNDING GROUP, INC.
                           formerly known
                          as CapStar
                               Consumer
                          Finance, Inc.


 By______________________________
                           Name:
                           Title:

                ASSIGNMENT AGREEMENT


          Reference is made to that certain
 Loan and Security Agreement dated as of
 November 8, 1993, as amended from time to time (as so amended, the "Warehouse Loan
 Agreement"), among Aegis Capital Markets,
 Inc. ("Aegis Capital"), Aegis Acceptance
 Corp. ("AAC"), Aegis Auto Finance, Inc.
 ("AAF") and III Finance Ltd. Reference is also made to that certain Master Amendment to Loan and Security Agreements (the
 "Amendment") dated as of March 14, 1997
 among Aegis Consumer Finance, Inc. ("ACF"),
 AAF and III Finance Ltd.

          In consideration of ACF and AAF
 assuming all Obligations (as such term is defined in the Warehouse Loan Agreement) of Aegis Capital, AAC and AAF, each of Aegis
 Capital, AAC and AAF hereby assigns to ACF and AAF, subject to the lien granted to III
 Finance Ltd. pursuant to the Warehouse Loan
 Agreement, all of its right, title and
 interest in the property which constitutes the Collateral (as such term is defined in the Warehouse Loan Agreement) generated prior to March 1, 1997 and not sold to Norwest Bank Minnesota, National
 Association, as Trustee, under that certain
 Master Trust Agreement dated as of March 1,
 1997 between Aegis Auto Funding Corp. IV and the Trustee.

          IN WITNESS WHEREOF, the parties
 hereto have caused this Assignment
 Agreement to be executed by their
 respective officers thereunto duly
 authorized as of the 19th day of March
 1997.

                              AEGIS CAPITAL
 MARKETS, INC.


 By______________________________
                                Name:
                                Title:

                              AEGIS
 ACCEPTANCE CORP.


 By______________________________
                                Name:
                                Title:

                              AEGIS AUTO
 FINANCE, INC.


 By______________________________
                                Name:
                                Title: